UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 7, 1999

                                     1-2981
                            (Commission File Number)

                               FIRSTAR CORPORATION

             (Exact name of Registrant as specified in its charter)

               WISCONSIN                              39-1940778
       (State of incorporation)                    (I.R.S. Employer
                                                Identification Number)

              777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 (Address of Registrant's principal executive office)

                                 414-765-4321
                         (Registrant's telephone number)

ITEM 5.   OTHER MATTERS

            Firstar Corporation (the "Company") has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 and Amendment No. 1 thereto for the registration of $1,000,000,000 of debt securities and debt warrants, preferred shares and preferred share warrants, depositary shares, common stock and common stock warrants and units pursuant to the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time of such securities in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act. The registration statement, as amended, was declared effective by the Commission on June 23, 1999.

            The Company entered into two Underwriting Agreements, as of July 7, 1999 (the "Underwriting Agreements") with Merrill Lynch & Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Donaldson, Lufkin & Jenrette Securities Corporation; and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") with respect to the issue and sale by the Company and the Underwriters of $200,000,000 aggregate principal amount of 6.35% Notes Due 2001 (the "6.35% Notes") and $200,000,000 aggregate principal amount of 6.50% Notes Due 2002 (the "6.50% Notes and, with the 6.35% Notes, the "Notes") pursuant to a prospectus supplement (the "Prospectus Supplement") to the basic prospectus. The Company also adopted two terms resolutions, in each case of as of July 7, 1999, establishing the form and terms of the Notes. The Prospectus Supplement was filed with the Commission pursuant to Rule 424(b)(5) on July 9, 1999.

            The Underwriting Agreements with respect to the 6.35% Notes and the 6.50% Notes are filed as Exhibits 1.1 and 1.2, respectively, to this Current Report on Form 8-K. The form and terms of the 6.35% Notes and the 6.50% Notes are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          The following exhibits are filed herewith:

Exhibit                        Title
Number

1.1 Underwriting Agreement, dated as of July 7, 1999, with respect to the 6.35% Notes

1.2 Underwriting Agreement, dated as of July 7, 1999, with respect to the 6.50% Notes

99.1             Form and terms of the 6.35% Notes

99.2             Form and terms of the 6.50% Notes


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    FIRSTAR CORPORATION

                                    By:    /s/ Jennie P. Carlson
                                    Name:  Jennie P. Carlson
                                    Title: Senior Vice President, General
                                             Counsel  and Secretary

Date:  July 12, 1999

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                                  EXHIBIT INDEX

Exhibit Number                        Title

1.1 Underwriting Agreement, dated as of July 7, 1999, with respect to the 6.35% Notes

1.2 Underwriting Agreement, dated as of July 7, 1999, with respect to the 6.50% Notes

99.1             Form and terms of the 6.35% Notes

99.2             Form and terms of the 6.50% Notes


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